Exhibit 10.6
Execution Version
Guaranty Agreement
This Guaranty Agreement (this “Guaranty”), dated as of July 10, 2025, is made by AZZ SPE LLC, a Delaware limited liability company (together with its successors and permitted assigns, the “Guarantor”), in favor of Wells Fargo Bank, National Association (“Wells”), as administrative agent under the Credit and Security Agreement defined below (together with its successors and assigns in such capacity, the “Administrative Agent”), for the benefit of the Administrative Agent and the other Secured Parties under the Credit and Security Agreement. Capitalized terms used but not otherwise defined herein have the respective meanings assigned thereto in, or by reference in, the Credit and Security Agreement.
Preliminary Statements
    (1)    Concurrently herewith, (i) the owners of the Capital Stock of the Guarantor, as originators, Arbor-Crowley, LLC, a Delaware limited liability company, as the Master Servicer (in such capacity, the “Master Servicer”), and Guarantor, as company, are entering into that certain Receivables Transfer Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Transfer Agreement”) and (ii) the Guarantor, the Master Servicer and AZZ SPE-1 LLC, a Delaware limited liability company (the “Borrower”), are entering into that certain Receivables Contribution Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Contribution Agreement”). Each Person from time to time party to the Receivables Transfer Agreement as an originator thereunder is herein referred to as an “Originator” and, collectively, as the “Originators”.
    (2)    Concurrently herewith, the Borrower, the Master Servicer, the Lenders from time to time party thereto, and the Administrative Agent are entering into that certain Credit and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), pursuant to which (i) the Lenders may from time to time make Incremental Advances to the Borrower, (ii) the Borrower has granted to the Administrative Agent (on behalf of the Secured Parties) a security interest in the Collateral, and (iii) the Master Servicer will service the Pool Receivables.
    (3)    As of the date hereof, the Guarantor is the direct owner of 100% of the outstanding Capital Stock of the Borrower.
    (4)    The Guarantor’s execution and delivery of this Guaranty are conditions precedent to the effectiveness of the Credit and Security Agreement.
    (5)    The Guarantor has determined that its execution and delivery of this Guaranty is in its best interests because, inter alia, the Guarantor will derive substantial direct and indirect benefit from (i) each Originator’s contributions of Receivables to the Guarantor from time to time under the Receivables Transfer Agreement, (ii) the Guarantor’s contributions of Receivables to the Borrower from time to time under the Receivables Contribution Agreement, (iii) the financial accommodations made by the Lenders to the Borrower from time to time under the Credit and Security Agreement, and (iv) the other transactions contemplated under the
Intermediate SPE Guaranty - AZZ (2025)

Receivables Transfer Agreement, the Receivables Contribution Agreement and the Credit and Security Agreement.
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:
Section 1.    Unconditional Guaranty; Enforcement.
The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, the Lenders, and the other Secured Parties, the due and punctual payment of all present and future Borrower Obligations, in each case as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, according to the terms thereof. In case of failure by the Borrower punctually to pay any Borrower Obligations, Guarantor hereby unconditionally agrees to make such payment or to cause such payment to be made punctually as and when the same shall become due and payable, whether at stated maturity, by acceleration, or otherwise, and as if such payment were made by the Borrower. Without limiting the generality of the foregoing, the Guarantor agrees that if the Borrower shall fail in any manner whatsoever to pay any of the Borrower Obligations when the same shall be required to be paid under any applicable Transaction Document, then the Guarantor will itself duly and punctually pay such Borrower Obligations or cause to be paid such Borrower Obligations, subject to the terms set forth in the Transaction Documents. It shall not be a condition to the accrual of the obligation of the Guarantor hereunder to pay any Borrower Obligation or to cause to be paid any Borrower Obligation that the Administrative Agent, any Lender or any other Person shall have first made any request of or demand upon or given any notice to the Guarantor, the Borrower, the Master Servicer, any Originator, the Performance Guarantor or any of their respective successors and assigns or have initiated any action or proceeding against the Guarantor, the Borrower, the Master Servicer, any Originator, the Performance Guarantor or any of their respective successors and assigns in respect thereof. Subject to the terms set forth in the Transaction Documents, the Administrative Agent (on behalf of itself, the Lenders and the other Secured Parties) may proceed to enforce the obligations of the Guarantor under this Guaranty without first pursuing or exhausting any right or remedy which the Administrative Agent or any Lender may have against the Borrower, the Master Servicer, any Originator, the Performance Guarantor, any other Person, the Pool Receivables or any other property. The Guarantor agrees that its obligations under this Guaranty shall be irrevocable.
Section 2.    Validity of Obligations.
    (a)    The Guarantor agrees that its obligations under this Guaranty are absolute and unconditional and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of all Borrower Obligations), irrespective of: (i) the validity, enforceability, avoidance, subordination, discharge, or disaffirmance by any Person (including a trustee in bankruptcy) of the Borrower Obligations, (ii) the absence of any attempt by any Secured Party (or by the Borrower) to collect any Pool Receivables or to realize upon any other Collateral or any other property or collateral, or to obtain payment of the Borrower Obligations from the Borrower, the Master Servicer, any Originator, the Performance Guarantor or any other Person, (iii) the waiver, consent, amendment, modification, extension, forbearance or granting of any indulgence by any Secured Party with respect to any provision of any agreement or instrument evidencing the Borrower Obligations, (iv) any change of the time, manner or place of performance of, or in any other term of any of the Borrower Obligations, including, without limitation, any amendment to or modification of any of the Transaction Documents, (v) any law, rule, regulation or order of any jurisdiction affecting any term or provision of any of the Borrower Obligations, or rights of the Secured Parties with respect thereto, (vi) the failure by any Secured Party to take any steps to perfect and maintain perfected its interest in any Collateral or other property or in any security or collateral related to the Guaranteed Obligations, (vii) any failure to obtain any consent, authorization or approval from or other action by, or to notify or file with, any Governmental Authority required in connection with the payment of the obligations hereunder by the Guarantor, (viii) any impossibility or impracticability of performance, illegality, force majeure, any act of government, or other circumstances which might constitute a defense available to, or a discharge of the Borrower, the Master Servicer, any Originator, the Performance Guarantor or the Guarantor, or any other circumstance, event or happening whatsoever whether foreseen or unforeseen and whether similar to or dissimilar to anything referred to above, (ix) any manner of application of Collateral or any other assets of the Borrower, the Master Servicer, any Originator or the Performance Guarantor, or proceeds thereof, to satisfy all or any of the Borrower Obligations or as otherwise permitted under the Transaction Documents, or any manner of sale or other disposition of any collateral for all or any of the Borrower Obligations or as otherwise permitted under the Transaction Documents, (x) any change, restructuring or termination of the corporate structure or existence of the Borrower, the Master Servicer, any Originator, the Performance Guarantor or the Guarantor or any other Person or the equity ownership, existence, control, merger, consolidation or sale, lease or transfer of any of the assets of any such Person, or any bankruptcy, insolvency, winding up, dissolution, liquidation, receivership, assignment for the benefit of creditors, arrangement, composition, readjustment or reorganization of, or similar proceedings affecting, the Borrower, the Master Servicer, any Originator, the Performance Guarantor or any of their assets or obligations, and (xi) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Borrower Obligations or any agreement relating thereto. The Guarantor waives all set-offs and counterclaims and all presentments, demands of performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty. The Guarantor’s obligations under this Guaranty shall not be limited if any Secured Party is precluded for any reason (including, without limitation, the application of the automatic stay under Section 362 of the Federal Bankruptcy Code) from enforcing or exercising any right or remedy with respect to the Borrower Obligations, and the Guarantor shall pay, upon demand, the Borrower Obligations that would otherwise have been due and payable by the Borrower had such rights and remedies been permitted to be exercised.
    (b)    Should any money due or owing under this Guaranty not be recoverable from the Guarantor due to any of the matters specified in this Section 2, then, in any such case, such money shall nevertheless be recoverable from the Guarantor as though the Guarantor were principal debtor in respect thereof and not merely a guarantor and shall be paid by the Guarantor forthwith. The Guarantor further agrees that, to the extent that the Borrower, the Master Servicer, any Originator, the Performance Guarantor or any other Person makes a payment or payments to any Secured Party in respect of any Borrower Obligation, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrower, the Master Servicer, any Originator, the Performance Guarantor or other Person, as applicable, or to the estate, trustee, or receiver of the Borrower, the Master Servicer, any Originator, the Performance Guarantor, any other Person or any other party, including, without limitation, the Guarantor, under any bankruptcy, insolvency or similar state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Borrower Obligations or any part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.
Section 3.    Reinstatement, Etc.
The Guarantor agrees that this Guaranty shall continue to be effective or shall be automatically reinstated, as the case may be, if and to the extent that for any reason any payment (in whole or in part) by or on behalf of any Person in respect of the Borrower Obligations is rescinded or must be otherwise restored by any holder of any of the Borrower Obligations, whether as a result of any proceedings in bankruptcy or reorganization (including, without limitation, upon the insolvency, bankruptcy or reorganization of the Borrower, the Master Servicer, any Originator or the Performance Guarantor) or otherwise, as though such payment had not been made, and the Guarantor agrees that it will indemnify Administrative Agent and each Lender on demand for all reasonable costs and expenses (including the reasonable fees, charges and disbursements of counsel) incurred by such Person in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.
Section 4.    Waiver.
The Guarantor hereby waives promptness, diligence, notice of acceptance, notice of default by the Borrower, the Master Servicer, any Originator or the Performance Guarantor, notice of the incurrence of any Borrower Obligation and any other notice with respect to any of the Borrower Obligations and this Guaranty, and any other document related thereto or to any of the Transaction Documents and any requirement that any Secured Party exhaust any right or take any action against the Borrower, the Master Servicer, any Originator, the Performance Guarantor, any other Person or any property. The Guarantor represents and warrants to the Secured Parties that it has adequate means to obtain from the Borrower, the Master Servicer, the Originators and the Performance Guarantor, on a continuing basis, all information concerning the financial condition of the Borrower, the Master Servicer, the Originators and the Performance Guarantor, and that it is not relying on any Secured Party to provide such information either now or in the future.
Section 5.    Subrogation.
The Guarantor hereby waives all rights of subrogation (whether contractual or otherwise) to the claims, if any, of any Secured Party against the Borrower, the Master Servicer, the

Originators and the Performance Guarantor and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from the Borrower, the Master Servicer, the Originators and the Performance Guarantor which may otherwise have arisen in connection with this Guaranty until one year and one day have elapsed since the Final Payout Date.
Section 6.    Representations and Warranties of the Guarantor.
The Guarantor hereby represents and warrants to the Administrative Agent and each of the other Secured Parties as of the date hereof, as of each Payment Date and as of each Borrowing Date, as follows:
    (a)    Organization and Qualification. The Guarantor is a limited liability company duly organized, validly existing and in good standing under the Laws of Delaware. The Guarantor is duly qualified or licensed to do business as a foreign limited liability company and is in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities or both makes such qualification or licensing necessary.
    (b)    Authority; No Conflict or Violation. The execution, delivery and performance by the Guarantor of this Guaranty and the other Transaction Documents to which it is a party, the performance of its obligations under this Guaranty and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated in this Guaranty and the other Transaction Documents to which it is a party, have been duly authorized by all necessary limited liability company action on the part of the Guarantor and do not and will not (i) require any consent or approval of its manager(s) or member(s), or any authorization, consent, approval, order, filing, registration or qualification by or with any Governmental Authority, except those that have been obtained and are in full force and effect and except for the filings or notices as may be necessary to perfect the Security Interest granted pursuant to the Pledge Agreement, (ii) violate any provision of (A) any applicable Law or of any order, writ, injunction or decree presently in effect having applicability to the Guarantor or (B) the Organizational Documents of the Guarantor, (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Guarantor is a party or by which it or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any Lien or other charge or encumbrance of any nature upon or with respect to any of the assets now owned or hereafter acquired by the Guarantor.

    (c)    Legal Agreement. This Guaranty and each of the other Transaction Documents to which the Guarantor is a party have been duly authorized, executed and delivered by the Guarantor, and constitute the legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by bankruptcy, insolvency or similar Laws affecting the enforcement of creditors’ rights generally or by general equitable principles.

    (d)    Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions.

(i)    None of (A) the Guarantor, any Subsidiary or, to the knowledge of the Guarantor or such Subsidiary, any of their respective directors, officers, employees or Affiliates, or (B) any agent or representative of the Guarantor or any Subsidiary that will act in any capacity in connection with or benefit from the Transaction Documents, (I) is a Sanctioned Person or currently the subject or target of any Sanctions, (II) has its assets located in a Sanctioned Country, (III) is under administrative, civil or criminal investigation for an alleged violation of, or received notice from or made a voluntary disclosure to any Governmental Authority regarding a possible violation of, Anti-Corruption Laws, Anti-Money Laundering Laws or Sanctions by a Governmental Authority that enforces Sanctions or any Anti-Corruption Laws or Anti-Money Laundering Laws, or (IV) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons.
(ii)    Each of the Guarantor and its Subsidiaries has implemented and maintains in effect policies and procedures designed to ensure compliance by the Guarantor and its Subsidiaries and their respective directors, officers, employees, agents and Affiliates with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(iii)    Each of the Guarantor and its Subsidiaries, and to the knowledge of the Guarantor, director, officer, employee, agent and Affiliate of the Guarantor and each such Subsidiary, is in compliance with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
(iv)    No proceeds of any Advance have been used, directly or indirectly, by the Guarantor, any of its Subsidiaries or any of its or their respective directors, officers, employees and agents in violation of Section 5.2(h) of the Credit and Security Agreement.
    (e)    Information. No written information (including, without limitation, all Settlement Reports) heretofore furnished by (or on behalf of) the Guarantor to the Administrative Agent or any of the Lenders for purposes of or in connection with this Guaranty or any transaction contemplated hereby contains, and no such written information hereafter furnished by (or on behalf of) the Guarantor to the Administrative Agent or any of the Lenders, will contain, any material misstatement of fact or omit to state any material fact necessary to make such information not materially misleading in light of the circumstances under which made.
    (f)    Compliance with Laws. The Guarantor has complied with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect.
    (g)    Material Adverse Effect. Since February 29, 2024, no event has occurred that could reasonably be expected to have a Material Adverse Effect.

    (h)    Opinions. The facts regarding the AZZ Parties, the Receivables, the Related Security and the related matters set forth or assumed in each of the opinions of counsel delivered in connection with this Guaranty and the other Transaction Documents are true and correct in all material respects.
    (i)    [Intentionally Omitted].
    (j)    Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Guarantor, threatened, against the Guarantor before any Governmental Authority and (ii) the Guarantor is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any Governmental Authority that, in the case of either of the foregoing clauses (i) or (ii), (A) asserts the invalidity of this Guaranty or any other Transaction Document, (B) seeks to prevent the grant of a security interest in any Collateral or the consummation of the transactions contemplated by this Guaranty or any other Transaction Document, (C) seeks any determination or ruling that could materially and adversely affect the performance by the Guarantor of its obligations under, or the validity or enforceability of, this Guaranty or any of the other Transaction Documents or (D) could reasonably be expected to have a Material Adverse Effect.
    (k)    Not an Investment Company; Volcker Rule. The Guarantor (i) is not a “covered fund” under the Volcker Rule and (ii) is not required to register as an “investment company” within the meaning of the Investment Company Act. In determining that the Guarantor is not a “covered fund” under the Volcker Rule, the Guarantor relies on, and is entitled to rely on, the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act.
    (l)    Solvency. The Guarantor is, and after giving effect to the transactions contemplated by this Guaranty and the other Transaction Documents, will be, Solvent.
    (m)    Separateness. The Guarantor is aware that the Administrative Agent and the other Secured Parties have entered into the Credit and Security Agreement in reliance on the Guarantor and the Borrower each being a separate entity from the Master Servicer, each Originator and the Performance Guarantor and their respective Affiliates and has taken such actions and implemented such procedures as are necessary on its part to ensure that the Guarantor, the Borrower, the Master Servicer, each Originator, the Performance Guarantor and their respective Affiliates will take all steps necessary to maintain each of the Guarantor’s and the Borrower’s identity as a separate legal entity from the Master Servicer, each Originator, the Performance Guarantor and their respective Affiliates and to make it manifest to third parties that each of the Guarantor and the Borrower is an entity with assets and liabilities distinct from those of the Master Servicer, each Originator, the Performance Guarantor and their respective Affiliates.
    (n)    Preliminary Statements. The statements set forth in the preliminary statements to this Guaranty are true and correct in all material respects.

Section 7.    Certain Covenants.
The =Guarantor covenants and agrees that, from the date hereof until the Final Payout Date, the Guarantor will observe and perform all of the following covenants.
    (a)    Ownership and Control. The Guarantor shall continue to own, directly, 100% of the issued and outstanding Capital Stock of the Borrower. Without limiting the generality of the foregoing, the Guarantor shall not permit the occurrence of any Change of Control.
    (b)    Preservation of Existence and Franchises. The Guarantor shall maintain its organizational existence and its rights and franchises in full force and effect in its jurisdiction of organization. The Guarantor will qualify and remain licensed or qualified as a foreign limited liability company in each jurisdiction in which the failure to receive or retain such licensing or qualification could reasonably be expected to have a Material Adverse Effect.
    (c)    Compliance with Laws. The Guarantor will comply with all applicable Laws, the non-compliance with which could reasonably be expected to have a Material Adverse Effect.
    (d)    Further Assurances. The Guarantor will, at its own cost and expense, cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as the Administrative Agent or the Lenders may reasonably request from time to time in order to carry out the intent and purposes of this Guaranty and the transactions contemplated by this Guaranty and the other Transaction Documents. Without limiting the foregoing, the Guarantor hereby agrees from time to time, at its own expense, promptly to provide such information (including non-financial information) with respect to itself and the Borrower as the Administrative Agent or any Lender may reasonably request.
    (e)    Compliance with Anti-Corruption Laws; Anti-Money Laundering Laws and Sanctions. The Guarantor will, and will cause each of its Subsidiaries to, maintain in effect and enforce policies and procedures designed to ensure compliance by the Guarantor, its Subsidiaries and their respective directors, officers, employees and agents with all Anti-Corruption Laws, Anti-Money Laundering Laws and applicable Sanctions.
    (f)    Sales, Liens. Other than as contemplated by the Transaction Documents, the Guarantor will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim upon (including, without limitation, the filing of any financing statement) or with respect to, any of its assets or property.
    (g)    Actions Contrary to Separateness. The Guarantor will not take any action inconsistent with, and shall comply with, the terms of Section 5.1(l) of the Credit and

Security Agreement, Section 6.1(g) of the Receivables Contribution Agreement, the Guarantor’s Organizational Documents and the Borrower’s Organizational Documents.
    (h)    Payments on Receivables; Collection Accounts. If any payments on the Pool Receivables or other Collections are received by the Guarantor, it shall hold such payments in trust for the benefit of the Administrative Agent and the Lenders and promptly (but in any event within five (5) Business Days after receipt) remit such funds into a Collection Account.
Section 8.    Amendments, Etc.
No amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Administrative Agent and the Guarantor, and no consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
Section 9.    Addresses for Notices.
All notices and other communications provided for hereunder shall be in writing and mailed, sent or delivered to it (a) if to the Administrative Agent, to its address specified for notices in the Credit and Security Agreement, (b) if to any Secured Party, to such Secured Party’s address specified for notices in the Credit and Security Agreement, and (c) if to the Guarantor, to its address set forth below, or in either case, to such other address as the relevant party specified to the other from time to time in writing:

AZZ SPE LLC
c/o AZZ Inc.
One Museum Place
3100 West 7th St., Suite 500
Fort Worth, TX 76107
Attention: Tara D. Mackey; Steven Phillips
Email: TaraMackey@AZZ.com; StevenPhillips@AZZ.com
Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by regular mail), notices and communications sent by email shall be effective when confirmed by electronic receipt or otherwise acknowledged, and notices and communications sent by other means shall be effective when received.
Section 10.    No Waiver; Remedies.
No failure on the part of the Administrative Agent or any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable Law.
Section 11.    Continuing Agreement; Third Party Beneficiaries; Assignment.
This Guaranty is a continuing agreement and shall (i) remain in full force and effect until the later of (x) the payment and performance in full of the Borrower Obligations and all other amounts payable under this Guaranty and (y) one year and a day after the Final Payout Date, (ii) be binding upon the Guarantor, its successors and assigns and (iii) inure to the benefit of, and be enforceable by the Administrative Agent, the other Secured Parties and their respective successors and assigns. Without limiting the generality of the foregoing clause (iii), upon any assignment by a Lender permitted pursuant to the Credit and Security Agreement, the applicable assignee shall thereupon become vested with all the benefits in respect thereof granted to the Lenders herein or otherwise. Each of the parties hereto hereby agrees that each of the Lenders and the other Secured Parties shall be a third-party beneficiary of this Guaranty. The Guarantor shall not assign, delegate or otherwise transfer any of its obligations or duties under this Guaranty without the prior written consent of the Administrative Agent and the Lenders in their sole discretion. Any payments hereunder shall be made in full in U.S. Dollars without any set-off, deduction or counterclaim and the Guarantor’s obligations hereunder shall not be satisfied by any tender or recovery of another currency except to the extent such tender or recovery results in receipt of the full amount of U.S. Dollars required hereunder.
Section 12.    Mutual Negotiations.
This Guaranty is the product of mutual negotiations by the parties hereto and their counsel, and no party shall be deemed the draftsperson of this Guaranty or any provision hereof or to have provided the same. Accordingly, in the event of any inconsistency or ambiguity of any provision of this Guaranty, such inconsistency or ambiguity shall not be interpreted against any party because of such party’s involvement in the drafting thereof.
Section 13.    Costs and Expenses.
The Guarantor shall pay upon demand (a) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Lenders (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the preparation, negotiation, execution, delivery and administration of this Guaranty or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (b) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Lenders), in connection with the enforcement or protection of its rights in connection with this Guaranty, including its rights under this Section 13.

Section 14.    Governing Law.
This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York, but without regard to any other conflict of laws provisions thereof).
Section 15.    Consent to Jurisdiction.
    (i)    THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY DOCUMENT EXECUTED BY THE GUARANTOR PURSUANT TO THIS GUARANTY, AND THE GUARANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR THE LENDERS TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE GUARANTOR AGAINST THE ADMINISTRATIVE AGENT OR THE LENDERS OR ANY AFFILIATE THEREOF INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS GUARANTY OR ANY DOCUMENT EXECUTED BY THE GUARANTOR PURSUANT TO THIS GUARANTY SHALL BE BROUGHT ONLY IN A COURT IN THE BOROUGH OF MANHATTAN, NEW YORK.
    (ii)    The Guarantor consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 9. Nothing in this Section 15 shall affect the right of the Administrative Agent or any other Secured Party to serve legal process in any other manner permitted by law.
Section 16.    Waiver of Jury Trial.
Each party hereto hereby waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract or otherwise) in any way arising out of, related to, or connected with this Guaranty, any document executed by the Guarantor pursuant to this Guaranty or the relationship established hereunder or thereunder.
Section 17.    Payments.
All payments to be made by the Guarantor hereunder shall be made at the principal office of the Administrative Agent set forth in the Credit and Security Agreement (or at such other place for the account of the Administrative Agent as it may from time to time specify to the Guarantor) in immediately available and freely transferable funds at the place of payment, all such payments to be paid without setoff, counterclaim or reduction and without deduction for, and free from, any and all Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of the Guarantor) requires the deduction or withholding of any Tax from any such payment by the Guarantor or the Administrative Agent, then such Person shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax (as defined in the Credit and Security Agreement, but with the reference therein to the Borrower being deemed a reference to the Guarantor), then the sum payable by the Guarantor shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 17) the Administrative Agent and/or each Lender, as applicable, receives an amount equal to the sum it would have received had no such deduction or withholding been made.
Section 18.    Set-off Rights of Secured Parties.
The Administrative Agent and the other Secured Parties may from time to time, following the demand therefore by such Person, set-off and apply any liabilities any such Person may have to the Guarantor (including liabilities in respect of any monies deposited with it by the Guarantor) against any and all of the obligations of the Guarantor to such Person now or hereafter existing under this Guaranty.
Section 19.    Severability.
If any term or provision of this Guaranty shall be determined to be illegal or unenforceable to any extent with respect to any person or circumstance, the enforceability of such term or provision shall not be affected with respect to any other person or circumstance, and such term or provision shall be enforceable to the fullest extent permitted by applicable Law.
Section 20.    Counterparts.
This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Guaranty. Delivery of an executed counterpart of a signature page of this Guaranty by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Guaranty. The words “execution,” “signed,” “signature,” and words of like import in this Guaranty shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act.
[Signature Pages Follow]

In Witness Whereof, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.
    AZZ SPE LLC,
as Guarantor
    By: /s/ Tara D. Mackey
    Name:    Tara D. Mackey
    Title:    Secretary
[Signature Page to Guaranty Agreement]

Accepted as of the date hereof:
    Wells Fargo Bank, National Association,
as Administrative Agent
    By: /s/ Brian Gallagher
    Name:    Brian Gallagher
    Title:    Executive Director

[Signature Page to Guaranty Agreement]